Financial Instruments	12 Months Ended
Sep. 27, 2013
Financial Instruments, Owned, at Fair Value [Abstract]
Financial Instruments
Financial Instruments
The Company's financial instruments consist primarily of cash and cash equivalents, accounts receivable, investments, accounts payable, debt and derivative financial instruments. The fair value of cash and cash equivalents, accounts receivable and accounts payable approximated book value as of September 27, 2013 and September 28, 2012. The fair value of derivative financial instruments was not material to any of the periods presented. See below for the fair value of investments and Note 10 for the fair value of debt.
Derivative Instruments
In the normal course of business, Tyco is exposed to market risk arising from changes in currency exchange rates, interest rates and commodity prices. The Company may use derivative financial instruments to manage exposures to foreign currency, commodity and interest rate risks. The Company's objective for utilizing derivative financial instruments is to manage these risks using the most effective methods to eliminate or reduce the impacts of these exposures. The Company does not use derivative financial instruments for trading or speculative purposes.
For derivative instruments that are designated and qualified as hedging instruments for accounting purposes, the Company documented and linked the relationships between the hedging instruments and hedged items. The Company also assessed and documented at the hedge's inception whether the derivatives used in hedging transactions were effective in offsetting changes in fair values associated with the hedged items. These hedges did not result in any hedge ineffectiveness for the years ended September 27, 2013, September 28, 2012 and September 30, 2011.
All derivative financial instruments are reported on the Consolidated Balance Sheet at fair value with changes in the fair value of the derivative financial instruments recognized currently in the Company's Statement of Operations, with the exception of net investment hedges for which changes in fair value are reported in the cumulative translation component of accumulated other comprehensive loss to the extent the hedges are effective. The ineffective portion of the hedge, if any, is recognized in the Consolidated Statement of Operations. The derivative financial instruments and impact of such changes in the fair value of the derivative financial instruments was not material to the Consolidated Balance Sheets as of September 27, 2013 and September 28, 2012 or Consolidated Statements of Operations and Statement of Cash Flows for the years ended September 27, 2013, September 28, 2012 and September 30, 2011.
Foreign Currency Exposures
The Company manages foreign currency exchange rate risk through the use of derivative financial instruments comprised principally of forward contracts on foreign currency which are not designated as hedging instruments for accounting purposes. The objective of the derivative instruments is to minimize the income statement impact and potential variability in cash flows associated with intercompany loans, accounts receivable, accounts payable and forecasted transactions that are denominated in certain foreign currencies. As of September 27, 2013 and September 28, 2012, the total gross notional amount of the Company's foreign exchange contracts was $278 million and $225 million, respectively, including contracts of $60 million and $30 million, respectively, related to the South Korean security business.
Effective March 17, 2009, Tyco changed its jurisdiction of incorporation from Bermuda to Switzerland. Tyco made the final dividend payment in the form of a reduction of capital in February 2011, denominated in Swiss francs (See Note 15 for additional information). The Company paid dividends in U.S. dollars, based on the exchange rate in effect shortly before the payment date. Fluctuations in the value of the U.S. dollar compared to the Swiss franc between the date the dividend was approved and paid increased or decreased the U.S. dollar amount required to be paid. The Company managed the potential variability in cash flows associated with the dividend payments by entering into derivative financial instruments used as economic hedges of the underlying risk. Beginning in May 2011, the Company makes dividend payments out of contributed surplus in U.S. dollars which has eliminated the need to use currency hedges for dividend payments.
Counterparty Credit Risk
The use of derivative financial instruments exposes the Company to counterparty credit risk. If the counterparty fails to perform, the Company is exposed to losses if the derivative is in an asset position. When the fair value of a derivative instrument is an asset, the counterparty has to pay the Company to settle the contract. This exposes the Company to credit risk. However, when the fair value of a derivative instrument is a liability, the Company has to pay the counterparty to settle the contract and therefore there is no counterparty credit risk. Tyco has established policies and procedures to limit the potential for counterparty credit risk, including establishing limits for credit exposure and continually assessing the creditworthiness of counterparties. As a matter of practice, the Company deals with major banks worldwide having strong investment grade long-term credit ratings from Standard & Poor's and Moody's. To further reduce the risk of loss, the Company generally enters into International Swaps and Derivatives Association master agreements with substantially all of its counterparties. Master netting agreements provide protection in bankruptcy in certain circumstances and, in some cases, enable receivables and payables with the same counterparty to be offset on the Consolidated Balance Sheets, providing for a more meaningful balance sheet presentation of credit exposure. The Company's derivative contracts do not contain any credit risk related contingent features and do not require collateral or other security to be furnished by the Company or the counterparties.
The Company's exposure to credit risk associated with its derivative instruments is measured on an individual counterparty basis, as well as by groups of counterparties that share similar attributes. As of September 27, 2013, the Company was exposed to industry concentration with financial institutions as well as risk of loss if an individual counterparty or issuer failed to perform its obligations under contractual terms. The maximum amount of loss that the Company would incur as of September 27, 2013 without giving consideration to the effects of legally enforceable master netting agreements was approximately $4 million.
Investments
Investments primarily include cash equivalents, U.S. government obligations, U.S. government agency securities and corporate debt securities.
When available, the Company uses quoted market prices to determine the fair value of investment securities. Such investments are included in Level 1. When quoted market prices are not readily available, pricing determinations are made based on the results of market approach valuation models using observable market data such as recently reported trades, bid and offer information and benchmark securities. These investments are included in Level 2 and consist primarily of U.S. government agency securities and corporate debt securities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the valuation.
The following tables present the cost and fair market value of the Company's available-for-sale investments which are primarily held by the Company's captive insurance companies by type of security and classification in the Company's Consolidated Balance Sheets as of September 27, 2013 and September 28, 2012. In addition, the following tables present the Company's assets and liabilities measured at fair value on a recurring basis as of September 27, 2013 and September 28, 2012, by level within the fair value hierarchy.
        As of September 27, 2013 ($ in millions):

			Fair Value			Consolidated Balance Sheet Classification
Type of Security	Cost Basis	Gross Unrealized Gain	Level 1	Level 2	Total	Prepaids and Other Current Assets	Other Assets
Corporate debt securities	$34	$—	$—	$34	$34	$11	$23
U.S. Government debt securities	209	—	171	38	209	89	120
	$243	$—	$171	$72	$243	$100	$143
        As of September 28, 2012 ($ in millions):

			Fair Value			Consolidated Balance Sheet Classification
Type of Security	Cost Basis	Gross Unrealized Gain	Level 1	Level 2	Total	Prepaids and Other Current Assets	Other Assets
Corporate debt securities	$33	$1	$—	$34	$34	$7	$27
U.S. Government debt securities	167	2	86	83	169	63	106
	$200	$3	$86	$117	$203	$70	$133

During 2013 and 2012, the Company did not have any significant transfers within the fair value hierarchy.
Investments with continuous unrealized losses for less than 12 months and 12 months or greater as of September 27, 2013 and September 28, 2012 were not material. The Company did not record any other-than-temporary impairments in the years ended 2013, 2012 and 2011.
The maturities of the Company's investments in debt securities as of September 27, 2013 are as follows ($ in millions):

	Cost Basis	Fair Value
Due in one year or less	$100	$100
Due after one year through five years	143	143
Total	$243	$243

Derivative Financial Instruments
The fair values for the Company's derivative financial instruments are derived from market approach pricing models that take into account the contractual terms and features of each instrument, forward foreign currency rates for the Company's foreign exchange contracts and yield curves for the Company's interest rate swaps existing at the end of the period. Valuations are adjusted to reflect creditworthiness of the counterparty for assets and the creditworthiness of the Company for liabilities. Such adjustments are based on observable market evidence and are categorized as Level 2 exposures. Derivative financial instruments fair value details are not presented as the derivative financial instruments were not material to any of the periods presented.
Other
The Company had $2.0 billion of intercompany loans designated as permanent in nature for both September 27, 2013 and September 28, 2012. For the years ended September 27, 2013 and September 28, 2012, and September 30, 2011 the Company recorded a cumulative translation gain of $3 million and $48 million and a cumulative translation loss of $2 million, respectively, through accumulated other comprehensive loss related to these loans.